                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                ______________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported)   April 19, 1995


                      BANKERS TRUST NEW YORK CORPORATION
              (Exact Name of Registrant as Specified in Charter)


         New York                 1-5920        13-6180473
(State or Other Jurisdiction    (Commission    (IRS Employer
      of Incorporation)         File Number)  Identification No.)


280 Park Avenue, New York, New York                       10017
(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code  (212) 250-2500



                           N/A
 (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events

        On April 19, 1995, Bankers Trust New York Corporation
  (the "Company") entered into an underwriting agreement covering the issuance and sale of $150,000,000 aggregate principal amount of 8-1/4% Subordinated Notes due 2005 (the "Notes"). Said Notes were registered under the Securities Act of 1933 pursuant to the Company's shelf registration statement on Form S-3 (File No. 33-50395).

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits

  (c)   Exhibits.

       (1)   Underwriting Agreement, dated April 19, 1995, among
             Bankers Trust New York Corporation, Smith Barney Inc.,
             BT Securities Corporation, Bear Stearns & Co. Inc.,
             Morgan Stanley & Co. Incorporated and Salomon Brothers Inc, as Underwriters.

   (4)(a) Copy of the resolutions of the Price Committee of Bankers Trust New York Corporation authorizing the issuance of the Notes (without exhibits).

   (4)(b)    Specimen of the Notes.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 26, 1995


                              BANKERS TRUST NEW YORK CORPORATION



                              By: /s/  GORDON S. CALDER, JR.
                              Name:   Gordon S. Calder, Jr.
                              Title:  Assistant Secretary

                            INDEX TO EXHIBITS

     (1) Underwriting Agreement, dated April 19, 1995, among Bankers Trust New York Corporation, Smith Barney Inc., BT Securities Corporation, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc, as Underwriters.

     (4)(a) Copy of the resolutions of the Price Committee of Bankers Trust New York Corporation authorizing the issuance of the Notes (without exhibits).

     (4)(b)    Specimen of the Notes.